UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2007

                        Terra Nova Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


          Texas                       000-24057                   75-2375969
 ----------------------          -------------------             ------------
(State of Incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)


              100 South Wacker Drive, Suite 1550 Chicago, IL 60606 (Address of principal execute offices, including zip code)


      (Registrant's telephone number, including area code): (312) 827-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

         On May 15, 2007, the registrant issued a press release announcing its results of operations for the quarter ended March 31, 2007. The press release is contained in Exhibit 99.1 hereto. The press release is being furnished, and shall not be deemed to be "filed", with the SEC, nor shall it be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01 Financial Exhibits, Pro Forma Financial Information and Exhibits

         Exhibits

99.1     Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TERRA NOVA FINANCIAL GROUP, INC.
                                    (Registrant)

                                    By:/s/ Michael G. Nolan
                                       -----------------------------------------
                                       Michael G. Nolan, Chief Executive Officer







Date: May 15, 2007